UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-2968

Name of Registrant:	Vanguard Trustees Equity Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2004 - April 30, 2005

Item 1:	Reports to Shareholders

Vanguard® International Value Fund

April 30, 20055

CONTENTS

1	CHAIRMAN'S LETTER

6	ADVISOR'S REPORT

10	FUND PROFILE

12	GLOSSARY OF INVESTMENT TERMS

13	PERFORMANCE SUMMARY

14	FINANCIAL STATEMENTS

25	ABOUT YOUR FUND'S EXPENSES

26	ADVISORY AGREEMENT

27	ADVANTAGES OF VANGUARD.COM

SUMMARY

•	Vanguard International Value Fund provided a strong return of 9.2% during the half-year ended April 30, 2005.

•	The fund’s gains were broad-based across countries and industry sectors, helping it to outperform the average international fund, as well as the benchmark MSCI EAFE Index.

•	Among industry groups, financial services companies provided the largest share of the fund’s return. Firms in the energy and materials sectors also made strong contributions.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.

•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

•	Communicate candidly not only about the rewards of investing but also about the risks and costs.

•	Maintain highly effective controls to safeguard your assets and protect your confidential information.

•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN'S LETTER

Dear Shareholder,

During the six months ended April 30, 2005, international equities posted robust returns compared with U.S. stocks. For the fiscal half-year, Vanguard International Value Fund returned 9.2%, a result that reflected the strong performances of non-U.S. markets and several of the fund’s key holdings, particularly in the financial services, energy, and materials sectors.

Total Returns	Six Months Ended April 30, 2005
Vanguard International Value Fund	9.2%

MSCI EAFE Index	8.7

Average International Fund*	7.7

MSCI All Country World Index ex USA	9.1

*Derived from data provided by Lipper Inc.

The accompanying table presents total returns, incorporating capital change plus reinvested distributions, for the fund, two market benchmarks, and the average mutual fund peer. During the period, the fund outperformed the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, as well as the MSCI All Country World Index ex USA, which adds emerging markets to the EAFE mix.

Information on the change in net asset value and per-share distributions can be found on page 5.

STOCK RETURNS FOLLOWED AN UP-DOWN TRAJECTORY

Stock markets in Europe and the Pacific region followed similar patterns, climbing sharply for the first four months of the fiscal year, then dropping through much of March and April. Investors abroad, like those in the United States, have been trying to gauge the effects of rising oil prices, instability in the Middle East, and the occasional case of corporate malfeasance. In addition, signs that economic growth may be sluggish in the future suggest improvement in corporate profits will be harder to come by.

Growth was uneven, but positive, across Europe. Gains in German and French stocks stayed below 8% in U.S. dollar terms, while advances in Italy, Denmark, Norway, and Switzerland exceeded 12%. The MSCI Europe Index gained 9.5%; emerging-market returns averaged 13.6%.

Market Barometer	Total Returns Periods Ended April 30, 2005
	Six Months	One Year	Five Years*
Stocks
MSCI All Country World Index
ex USA (International)	9.1%	16.9%	0.6%
Russell 1000 Index (Large-caps)	4.0	7.2	-2.7
Russell 2000 Index (Small-caps)	-0.1	4.7	4.1
Dow Jones Wilshire 5000 Index	3.5	7.0	-2.0
(Entire market)

Bonds
Lehman Aggregate Bond Index	1.0%	5.3%	7.5%
(Broad taxable market)
Lehman Municipal Bond Index	1.9	6.8	7.0
Citigroup 3-Month Treasury Bill Index	1.1	1.7	2.6

CPI
Consumer Price Index	1.9%	3.5%	2.6%

*Annualized.

In the Pacific region, Japan's slow-growing economy pulled down the overall return, offsetting stellar gains elsewhere. The MSCI Pacific Index gained 6.8%.

Because of the U.S. dollar's weakness, U.S.-based investors gained 1 or 2 percentage points over local-currency returns in the European and Pacific developed markets; in emerging markets, the currency boost was close to 6 percentage points, reflecting not only trade surpluses but stronger economies.

In the United States, stocks rallied strongly in the final months of 2004, only to begin sliding as the New Year began. Although the U.S. economy registered respectable growth during the fiscal half-year, concern about the strength and durability of the expansion seemed to dictate the market's direction. As has been the case for much of the past five years, value-oriented stocks outpaced their growth-oriented counterparts in the United States and abroad.

THE FED STEPPED TO THE FORE

In the U.S. bond market, the Federal Reserve Board commanded the spotlight, signaling its intent to short-circuit any surge in inflation. Over the fiscal half-year, the Fed raised its target for the federal funds rate to 2.75%, a full percentage point higher than its level at the start of the period. (In early May, the Fed raised its target to 3.00%.) The steady increase in the yield of the 3-month U.S. Treasury bill paralleled the Fed's actions, closing the period at 2.89%.

The impact on longer-term securities was less pronounced. The yield of the benchmark 10-year Treasury note rose 0.18 percentage point to 4.20%, while the yields of the longest-term securities declined modestly.

HALF-YEAR RETURNS FOR YOUR FUND WERE HEALTHY AND BROAD-BASED

The strong half-year return of 9.2% for Vanguard International Value Fund was the result of strong performance from stocks representing a variety of countries and industries. The main contributors to the six-month return were financial services firms, with a further boost coming from companies in the energy and materials sectors.

Fund Assets Managed	April 30, 2005
	$ Million	Percentage
Hansberger Global Investors, Inc.	$2,032	67%

Sanford C. Bernstein & Co., LLC	893	30

Cash Investments*	99	3

Total	$3,024	100%

*These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

A number of the fund’s largest holdings turned in exceptional results, including Italian energy giant Eni. Within the energy sector, France’s Total and Brazil’s Petroleo Brasileiro also posted strong gains, benefiting from higher oil prices and increased worldwide demand.

While financial services stocks struggled in the U.S. market, international banks, brokerages, and insurance companies turned in solid results. Brazil’s Banco Bradesco and South Korea’s Kookmin Bank in particular posted robust returns. Within the materials sector, Mexican cement producer CEMEX and the Swiss-based Lonza Group—a manufacturer of chemicals and related products—both had impressive returns. Overall, the number of strong performers from Latin America and Asia was indicative of the fund’s generally robust returns for the period in emerging markets.

For more information on the performance of individual securities and sectors, see the letter from Hansberger Global Investors on page 6.

One year ago the board approved the appointment of Sanford C. Bernstein & Co. as an additional investment advisor for the International Value Fund. Bernstein, a subsidiary of Alliance Capital Management, manages about 30% of the fund’s assets; Hansberger Global Investors, which has advised the fund for the past five years, oversees more than two-thirds of assets. We believe that the combination of these two experienced advisors, with their distinct investment approaches, has served the fund’s shareholders quite well.

The table on page 3 shows the division of assets between the two advisors as of April 30.

Another advantage to shareholders is the fund’s low cost. The expense ratio for Vanguard International Value Fund remains well below that charged by the average competing fund, as the chart below details.

Annualized Expense Ratios:
Your fund compared with its peer group
	Fund	Average International Fund
International Value Fund	0.52%	1.73%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

DIVERSIFICATION REMAINS KEY TO LONG-TERM SUCCESS

The last several years provide an object lesson to investors about the enduring value of diversification. Through much of the 1990s, for example, when U.S. stocks were booming, it was difficult to persuade some investors to diversify their portfolios with either bonds or international stocks. Then domestic stocks tumbled during the 2000–2002 U.S. bear market, and bonds excelled; during the past year, international equities far outpaced their U.S. counterparts. These asynchronous ups and downs suggest that over time, a prudent strategy is to be well diversified, both across regions and asset classes.

Investors enhance their ability to meet their long-term goals by sticking with a program balanced among stock, bond, and money market investments in proportions that fit their goals, time horizon, and tolerance for risk. At Vanguard, we believe that staying faithful to such a strategy—rather than listening to the “noise” created by short-term market fluctuations—will give you the best chance of reaching your financial goals. If you continue to adhere to these fundamentals in your investment plan, you’ll be positioned to benefit for the long term.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

MAY 18, 2005

Your Fund's Performance at a Glance		October 31, 2004-April 30, 2005

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
International Value Fund	$28.36	$30.47	$0.48	$0.00

ADVISOR’S REPORT

Vanguard International Value Fund returned 9.2% for the six months ended April 30, 2005. The fund outperformed the benchmark MSCI EAFE Index, as well as the average international fund. Please note that the comments below concern the portion of the fund managed by Hansberger Global Investors, representing 67% of assets at the end of the fiscal half-year.

THE INVESTMENT ENVIRONMENT

The period began with a rally in global equity markets, as the uncertainty surrounding the U.S. presidential election abated and investors turned their attention to the strength of the global economy. Optimism was fed by positive trends in corporate earnings and cash flows. International markets posted strong results in November and December, despite persistently high price levels for oil and other commodities, as well as hikes in short-term U.S. interest rates. Interestingly, in some market circles the strength in commodity prices and the rise in interest rates were seen as indicators of the global economy’s underlying strength, and were used to justify heavy equity investing.

Investment Philosophy

The fund reflects a belief that superior long-term investment results can be achieved by investing in a diversified portfolio of international stocks that are generally out of favor or undervalued by fundamental measures such as price/earnings ratio or dividend yield.

As the New Year began, however, sentiment turned against these factors, and equity markets reversed. The steepening prices of steel, copper, oil, natural gas, and other commodities stoked fears of inflation, while rising interest rates led to concern that economic growth worldwide could rapidly slow. During the first four months of 2005, investors shunned risks, rendering markets more volatile and direction-less. Despite this reversal in sentiment, international stocks, as represented by the MSCI EAFE Index, provided investors with solid results for the six-month period ended April 30.

Considering the high level of uncertainty investors faced during this period, it is not surprising that the consumer staples and utilities sectors were among the best performers. Economically sensitive sectors also performed well, with earnings underpinned by the continued buoyancy of the global economy. Companies in the materials and industrials sectors benefited from ongoing demand and higher prices for their products, especially in emerging economies such as China and India. Energy and energy-related companies also performed well as oil prices topped $55 per barrel.

The information technology sector was the only one to decline during the period. Investors remained concerned about the level of demand for IT products and services, as well as about stock valuations in the group. The telecommunication services and consumer discretionary sectors also lagged in performance.

OUR SUCCESSES

From a broad perspective, the fund’s holdings in emerging markets posted the strongest gains during the period. Brazil-based Banco Bradesco was the fund’s top-performing investment. Bradesco benefited from the ongoing strength of the Brazilian economy and continued political stability. In addition, Bradesco and other Brazilian financial companies benefited again from speculation concerning merger and acquisition activity in the sector. Investments in South Korea also performed well, as investors bet that the lackluster Korean economy was poised for a turnaround. Investments in Korean companies such as Kookmin Bank (+27.8%) and Samsung Electronics (+16.8%) performed well.

The fund’s investments in Japan also helped overall performance. Although the outlook for the Japanese economy remains uncertain, stocks of companies such as Asahi Glass and Kawasaki Heavy Industries were among the fund’s top performers. Asahi Glass returned more than 20% as demand for its glass used in flat-panel displays for televisions and computer monitors spiked. Kawasaki Heavy Industries, which gained approximately 24%, was bid up by investors anticipating that Japan’s long-awaited recovery in corporate spending on capital equipment was near.

OUR SHORTFALLS

Holdings in the Pacific region’s other developed markets detracted from the fund’s performance. Within the portfolio, stocks in these markets declined marginally in aggregate, whereas the EAFE Index registered a double-digit return for them. Hong Kong–based Johnson Electric hurt the fund most, dropping by nearly –10%. This manufacturer of micro-motors has been stung by a sharp rise in the prices of raw materials such as steel and copper. DBS Group Holdings, a Singapore-based financial services company, fell –6.6% during the period, with investors fearful that a slowdown in the global economy could hurt the company’s short-term growth prospects.

Other financial holdings detracted from performance as well. Fear of rising interest rates and slowing economic growth led to declines in several large investment- and commercial-banking firms.

OUR VIEW OF THE INTERNATIONAL MARKETPLACE

We anticipate that the coming months will continue to provide challenges for global equity investors. Markets will, in our opinion, remain sensitive to oil price movements and higher interest rates. Sustained high oil prices could heighten fears of inflation and become more of a tax on the savings, investment, and spending plans of companies and consumers. Rising U.S. interest rates are also likely to weigh on markets and keep investors edgy about prospects of a slowdown in the global economy.

Despite these challenges, we believe that with uncertainty comes opportunity. Our focus on company fundamentals and valuations has led us to keep the portfolio overweighted in emerging-market equities. Although this may seem to defy the conventional wisdom that rising interest rates are negative for this asset class, we believe that the fund’s emerging-market stocks are characterized by strong growth potential, high profitability, financial strength, and attractive valuations. Despite the short-term risks, we think this is a recipe for long-term outperformance.

In addition to our emerging-market picks, we continue to uncover potential investments in Japan. While the economic situation there remains a conundrum, we note that many Japanese companies have restructured or are in the process of restructuring their operations and balance sheets. In the past several months, we have also seen many Japanese companies become more responsive to shareholders and return excess capital to them in the form of share buybacks and increased dividends. While Japan is by no means out of the woods, we believe that investors will become increasingly interested in the recent restructuring efforts and rising dividend payout ratios.

We thank you for your continued support.

Ronald Holt, MANAGING DIRECTOR OF RESEARCH
Aureole L.W. Foong, MANAGING DIRECTOR, ASIAN RESEARCH
HANSBERGER GLOBAL INVESTORS, INC.

MAY 18, 2005

FUND PROFILES
As of 4/30/2005	This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 12.

INTERNATIONAL VALUE FUND
Portfolio Characteristics
		Fund	Comparative Index*	Broad Index**
Number of Stocks		182	1,068	1,889
Turnover Rate		22%†	—	—
Expense Ratio		0.52%†	—	—
Short-Term Reserves		6%	—	—

Volatility Measures
		Comparative	Broad
	Fund	Index*	Fund	Index**

R-Squared	0.95	1.00	0.95	1.00
Beta	1.02	1.00	1.02	1.00

Sector Diversification (% of portfolio)
			Comparative	Broad
		Fund	Index*	Index**

Consumer Discretionary		11%	12%	11%
Consumer Staples		7	8	8
Energy		8	9	10
Financials		25	27	27
Health Care		8	9	8
Industrials		10	10	9
Information Technology		8	6	7
Materials		8	7	8
Telecommunication Services		5	7	7
Utilities		4	5	5

Short-Term Reserves		6%	—	—

Sector percentages exclude futures and currency contracts held by the fund.

*MSCI EAFE Index.
**MSCI All Country World Index ex USA.
† Annualized.
Note: Short-term reserves exclude futures and currency contracts held by the fund.

Ten Largest Holdings (% of total net assets)

Canon, Inc.	1.8%
(computer hardware)
GlaxoSmithKline PLC	1.7
(pharmaceuticals)
Eni SpA	1.7
(energy)
ING Groep NV	1.6
(insurance)
Telefonica Moviles SA	1.6
(telecommunications)
Credit Suisse Group (Registered)	1.5
(banking)
Royal Bank of Scotland Group PLC	1.4
(banking)
Taiwan Semiconductor
Manufacturing Co. Ltd. ADR	1.4
(electronics)
HBOS PLC	1.4
(banking)
E.On AG	1.4
(utilities)

Top Ten	15.5%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Allocation by Region (% of portfolio)

        Visit our website at Vanguard.com
for regularly updated fund information.

Country Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**
EUROPE
United Kingdom	18%	26%	21%
France	9	9	8
Germany	8	7	6
Switzerland	5	7	6
Netherlands	5	5	4
Spain	3	4	3
Finland	2	1	1
Italy	2	4	4
Luxembourg	1	0	0
Belgium	0	1	1
Sweden	0	2	2
Denmark	0	1	1
Norway	0	1	1
Greece	0	1	0
Ireland	0	1	1

Subtotal	53%	70%	59%

PACIFIC
Japan	18%	22%	18%
Hong Kong	2	2	2
Singapore	2	1	1
Australia	0	5	5

Subtotal	22%	30%	26%

EMERGING MARKETS
South Korea	5%	—	2%
Brazil	4	—	1
China	2	—	1
Taiwan	2	—	2
Indonesia	1	—	0
Russia	1	—	0
South Africa	1	—	1
India	0	—	1
Mexico	0	—	1

Subtotal	16%	—	9%

NORTH AMERICA
Canada	3%	—	6%

Short-Term Reserves	6%	—	—

Total	100%	100%	100%

Country percentages exclude futures and currency contracts held by the fund.

*MSCI EAFE Index.
**MSCI All Country World Index ex USA.

Note: Short-term reserves exclude futures and currency contracts held by the fund.

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

PERFORMANCE SUMMARY
As of 4/30/2005	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INTERNATIONAL VALUE FUND

Fiscal-Year Total Returns (%) October 31, 1994–April 30, 2005

*Six months ended April 30, 2005.
Note: See Financial Highlights table on page 21 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total
International Value Fund*	5/16/1983	15.95%	4.62%	4.63%	2.44%	7.07%

*Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

As of 4/30/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

International Value Fund	Shares	Market Value^ (000)
COMMON STOCKS (94.2%)(1)

Australia (0.2%)
BlueScope Steel Ltd.	530,000	$ 3,187
Macquarie Airports	1,200,000	3,147

		6,334

Belgium (0.5%)
Delhaize Group	177,600	11,766
KBC Bankverzekeringsholding	52,000	4,127

		15,893

Brazil (4.0%)
Petrol Brasil ADR	900,000	37,737
Companhia Energetica de
Minas Gerais ADR	920,000	25,466
Banco Bradesco SA ADR	770,000	23,793
Usiminas-Usinas Siderugicas
de Minas Gerais SA Pfd.
Class A	354,000	7,075
Braskem SA Pfd. A Shares	166,480,500	6,537
Petroleo Brasileiro SA Pfd.	139,000	5,081
Uniao de Bancos
Brasileiros SA GDR	151,000	5,012
Gerdau SA ADR	408,000	3,978
Companhia de Saneamento
Basico do Estado
de Sao Paulo	41,100,000	2,127
Suzano Bahia Sul Papel e
Celulose SA	445,001	1,873
Votorantim Celulose e
Papel SA ADR	77,000	846

		119,525

Canada (3.2%)
*Celestica, Inc.	1,525,000	17,551
Manulife Financial Corp.	346,000	15,900
Bank of Nova Scotia Halifax	456,100	14,534
Alcan Inc.	348,000	11,314
EnCana Corp.	121,000	7,766
*Nexen Inc.	158,200	7,595
Teck Cominco Limited CL B	198,600	6,433

	Shares	Market Value^ (000)
Husky Energy Inc.	208,000	$ 6,074
Canadian Natural Resources Ltd.	72,600	3,610
Telus Corporation -Non Vote	120,000	3,599
Nova Chemicals Corp.	88,600	2,880

		97,256

China (2.1%)
Denway Motors Ltd.	59,500,000	20,838
China Mobile (Hong Kong) Ltd.	5,600,000	19,638
*Ping An Insurance (Group) Co.
of China Ltd.	12,185,000	18,652
China Petroleum &
Chemical Corp.	8,300,000	3,264

		62,392

Denmark (0.1%)
Danske Bank A/S	123,500	3,629

Finland (2.5%)
UPM-Kymmene Oyj	1,350,000	26,965
TietoEnator Oyj B Shares	825,000	25,034
Nokia Oyj	1,520,000	24,312

		76,311

France (9.7%)
Total SA	168,100	37,501
Sanofi-Aventis	383,785	34,095
Carrefour SA	645,000	31,427
AXA	1,168,809	29,287
European Aeronautic Defence
and Space Co.	993,000	28,382
BNP Paribas SA	385,000	25,488
Groupe Danone	270,000	25,364
Schneider Electric SA	260,000	18,800
Suez SA	547,000	15,014
Societe Centrale des Assurances
Generales de France	161,900	13,005
Renault SA	139,500	11,730
Societe Generale Class A	111,200	11,121
Credit Agricole SA	388,000	10,091
Thomson SA	129,600	3,210

		294,515

Germany (7.8%)
E.On AG	481,000	40,899
Deutsche Bank AG	465,000	37,850
Schering AG	470,900	31,035
Fresenius Medical Care AG	349,000	28,137
Linde AG	400,000	26,562
Continental AG	226,800	16,772
Adidas-Salomon AG	105,000	16,364
Muenchener Rueckversicherungs-
Gesellschaft AG (Registered)	105,300	11,615
Man AG	192,200	8,116
HeidelbergerCement AG	138,500	8,061
*Depfa Bank PLC	491,000	7,589
Volkswagen AG	44,000	1,839
*EPCOS AG	100,000	1,147
*HeidelbergerCement AG	8,846	505

		236,491

Hong Kong (2.0%)
Johnson Electric Holdings Ltd.	37,000,000	33,022
Hutchison Whampoa Ltd.	2,890,000	25,807
Wing Hang Bank Ltd.	408,000	2,578

		61,407

Hungary (0.3%)
*MOL Magyar Olaj-es
Gazipari Rt. GDR	122,000	10,016

India (0.1%)
Punjab National Bank Ltd.	296,000	2,344

Indonesia (0.7%)
PT Indonesian Satellite
Corp Tbk	38,094,000	17,247
PT Astra International Tbk	4,162,000	4,606
*PT Toba Pulp Lestari Tbk	545,000	--

		21,853

Israel (0.4%)
Bank Hapoalim Ltd.	1,800,000	6,202
Bank Leumi Le-Israel	1,700,000	4,832

		11,034

Italy (2.4%)
Eni SpA	2,027,555	51,148
Saipem SpA	1,550,000	19,480

		70,628

Japan (17.2%)
Canon, Inc.	1,023,700	53,213
Sumitomo Trust &
Banking Co., Ltd.	5,515,000	34,374
Sony Corp.	861,200	31,775
Kawasaki Heavy
Industries Ltd.	15,500,000	29,920
Asahi Glass Co., Ltd.	2,675,000	29,616
JS Group Corp.	1,409,000	25,368
Pioneer Corp.	1,420,000	24,154
Takeda Chemical Industries Ltd.	491,500	23,904
World Co., Ltd.	686,000	22,722
Marubeni Corp.	6,515,000	21,222
NEC Corp.	3,810,000	20,931
Rohm Co., Ltd.	209,000	19,643
Mazda Motor Corp.	5,292,000	18,618
Kao Corp.	713,000	16,485
Sumitomo Mitsui
Financial Group, Inc.	2,530	16,320
Honda Motor Co., Ltd.	313,900	15,097
Japan Tobacco, Inc.	1,090	14,029
Promise Co., Ltd.	183,100	11,810

	Shares	Market Value^ (000)
Nissan Motor Co., Ltd.	1,012,400	$ 9,957
JFE Holdings, Inc.	321,800	8,924
Nippon Mining Holdings Inc.	1,276,500	7,718
Aiful Corp.	99,900	7,428
Toyota Motor Corp.	195,700	7,097
Nippon Electric Glass Co., Ltd.	366,000	5,813
Tokyo Electric Power Co.	235,000	5,637
Sega Sammy Holdings Inc.	95,000	5,563
Daito Trust Construction Co., Ltd.	133,400	5,324
Nippon Meat Packers, Inc.	385,000	4,842
Circle K Sunkus Co., Ltd.	196,000	4,710
*UFJ Holdings Inc.	713	3,745
*Aiful Corp.	49,950	3,728
Itochu Corp.	685,000	3,373
Sankyo Co., Ltd.	60,000	2,957
Tanabe Seiyaku Co., Ltd.	270,000	2,839
Kobe Steel Ltd.	1,490,000	2,696

		521,552

Luxembourg (0.6%)
Arcelor SA	719,600	14,636
SES Global SA	220,000	3,027

		17,663

Netherlands (3.8%)
ING Groep NV	1,790,768	49,502
ABN-AMRO Holding NV	1,357,238	33,016
Akzo Nobel NV	450,000	18,511
Koninklijke (Royal)
Philips Electronics NV	602,000	14,981

		116,010

Norway (0.0%)
*Yara International ASA	49,500	663

Philippines (0.2%)
Philippine Long Distance
Telephone Co.	165,700	4,267

Russia (0.7%)
OAO Lukoil Holding
Sponsored ADR	150,000	20,325

Singapore (2.2%)
DBS Group Holdings Ltd.	3,343,701	29,269
Singapore Airlines Ltd.	2,870,000	19,697
Singapore
Telecommunications Ltd.	7,855,360	12,298
*Flextronics International Ltd.	597,900	6,667

		67,931

South Africa (0.6%)
Amalgamated Banks of
South Africa Group Ltd.	695,569	8,922
Sanlam Ltd.	3,213,300	6,102
Telkom South Africa Ltd.	223,000	3,896

		18,920

South Korea (4.9%)
Samsung Electronics Co., Ltd.	75,500	34,531
Shinsegae Co., Ltd.	78,000	25,031
LG Chem Ltd.	655,000	24,996
Kookmin Bank	510,000	21,649
Shinhan Financial Group Ltd.	397,000	10,361
POSCO	52,400	9,545
Hyundai Motor Co. Ltd.	116,500	6,341
INI Steel Co.	221,440	3,502
Honam Petrochemical Corp.	68,500	3,093
Nong Shim Co. Ltd.	9,000	2,773
Industrial Bank of Korea	310,000	2,688
Hanwha Chemical Corp.	223,000	2,647

		147,157

Spain (3.4%)
Telefonica Moviles SA	4,204,395	48,706
Banco Santander Central
Hispano SA	2,646,000	30,919
Repsol-YPF SA	445,800	11,342
Endesa SA	510,700	11,195

		102,162

Sweden (0.2%)
Svenska Cellulosa AB B Shares	204,000	7,130

Switzerland (5.3%)
Credit Suisse Group
(Registered)	1,053,899	44,528
Lonza AG (Registered)	580,000	35,043
Nestle SA (Registered)	130,900	34,586
Novartis AG (Registered)	444,680	21,731
*ABB Ltd.	3,290,000	20,658
*Micronas Semiconductor
Holding AG	85,500	3,121

		159,667

Taiwan (1.9%)
Taiwan Semiconductor
Manufacturing Co. Ltd. ADR	4,963,240	42,733
Compal Electronics Inc. GDR	1,393,944	6,524
China Steel Corp. GDR	170,775	3,501
CMC Magnetics Corp.	7,000,000	2,787
Far EasTone
Telecommunications Co., Ltd.	1,800,000	2,199

		57,744

Thailand (0.1%)
PTT Public Co., Ltd. (Foreign)	730,000	3,700

Turkey (0.2%)
Ford Otomotiv Sanayi A.S	487,000	3,273
Akbank T.A.S	460,000	2,222

		5,495

	Shares	Market Value^ (000)

United Kingdom (16.9%)
GlaxoSmithKline PLC	2,078,503	$ 52,567
Royal Bank of
Scotland Group PLC	1,449,149	43,807
HBOS PLC	2,869,656	42,604
Vodafone Group PLC	14,072,146	36,831
AstraZeneca Group PLC	795,000	34,823
HSBC Holdings PLC	2,060,000	33,038
Compass Group PLC	7,043,000	31,585
Lloyds TSB Group PLC	3,111,680	26,765
Unilever PLC	2,200,000	20,954
BP PLC	2,031,000	20,726
Signet Group PLC	10,172,341	19,711
Old Mutual PLC	7,950,000	19,163
*Group 4 Securicor PLC	7,521,800	18,961
Standard Chartered PLC	959,933	17,334
Kingfisher PLC	3,635,653	17,179
Aviva PLC	967,892	10,949
Tate & Lyle PLC	920,000	8,202
*International Power PLC	2,277,625	7,953
Xstrata PLC	450,000	7,785
Taylor Woodrow PLC	1,167,400	6,414
Punch Taverns PLC	480,000	5,835
InterContinental Hotels Group PLC	464,285	5,544
Trinity Mirror PLC	420,000	5,126
J. Sainsbury PLC	840,000	4,544
British American Tobacco PLC	215,400	4,043
SABMiller PLC	253,600	3,765
Shell Transport & Trading Co. PLC	400,000	3,598

		509,806

TOTAL COMMON STOCKS
(Cost $2,398,858)		2,849,820

TEMPORARY CASH INVESTMENTS (17.5%)(1)

Money Market Fund (17.3%)
Vanguard Market Liquidity
Fund, 2.829%**	158,776,340	158,776
Vanguard Market Liquidity
Fund, 2.829%**-Note G	364,212,232	364,212

		522,988

	Face Amount
	(000)

U.S. Agency Obligation (0.2%)
Federal Home Loan Mortgage Corp.†
(2)3.063%, 8/2/2005	$5,000	4,961

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $527,949)		527,949

TOTAL INVESTMENTS (111.7%)
(Cost $2,926,807)		3,377,769

OTHER ASSETS AND LIABILITIES (-11.7%)
Other Assets-Note C		$31,581
Security Lending Collateral
Payable to Brokers-Note G		(364,212)
Other Liabilities		(20,773)

		(353,404)

NET ASSETS (100%)

Applicable to 99,260,901 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$3,024,365

NET ASSET VALUE PER SHARE		$30.47

^See Note A in Notes to Financial Statements
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  † The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.6% and 14.1%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Securities with a value of $4,961,000 and cash of $991,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

International Value Fund	Amount (000)	Per Share
AT APRIL 30, 2005, NET ASSETS CONSISTED OF:
Paid-in Capital	$2,485,544	$25.05
Undistributed Net
Investment Income	20,056.20
Accumulated Net Realized Gains	74,298.75
Unrealized Appreciation
(Depreciation)
Investment Securities	450,962	4.54
Futures Contracts	(4,649)	(.05)
Foreign Currencies and
Forward Currency Contracts	(1,846)	(.02)

NET ASSETS	$3,024,365	$30.47

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

International Value Fund Six Months Ended April 30, 2005 (000)
INVESTMENT INCOME
Income
Dividends*	$32,059
Interest	2,068
Security Lending	839

Total Income	34,966

Expenses
Investment Advisory Fees--Note B
Basic Fee	2,156
Performance Adjustment	(75)
The Vanguard Group--Note C
Management and Administrative	4,425
Marketing and Distribution	206
Custodian Fees	309
Shareholders' Reports	39
Trustees' Fees and Expenses	3

Total Expenses	7,063
Expenses Paid Indirectly--Note D	(229)

Net Expenses	6,834

NET INVESTMENT INCOME	28,132

REALIZED NET GAIN (LOSS)
Investment Securities Sold	73,239
Futures Contracts	8,443
Foreign Currencies and Forward Currency Contracts	5,599

REALIZED NET GAIN (LOSS)	87,281

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	92,075
Futures Contracts	(4,506)
Foreign Currencies and Forward Currency Contracts	(5,340)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	82,229

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$197,642

*Dividends are net of foreign withholding taxes of $3,184,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	International Value Fund
	Six Months Ended Apr. 30, 2005 (000)	Year Ended Oct. 31, 2004 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 28,132	$ 37,769
Realized Net Gain (Loss)	87,281	115,565
Change in Unrealized Appreciation (Depreciation)	82,229	136,281

Net Increase (Decrease) in Net Assets Resulting from Operations	197,642	289,615

Distributions
Net Investment Income	(39,868)	(28,966)
Realized Capital Gain	—	—

Total Distributions	(39,868)	(28,966)

Capital Share Transactions[1]
Issued	770,495	696,184
Issued in Lieu of Cash Distributions	37,859	27,859
Redeemed*	(159,332)	(278,185)

Net Increase (Decrease) from Capital Share Transactions	649,022	445,858

Total Increase (Decrease)	806,796	706,507

Net Assets
Beginning of Period	2,217,569	1,511,062

End of Period	$3,024,365	$2,217,569

[1]Shares Issued (Redeemed)
Issued	24,978	25,894
Issued in Lieu of Cash Distributions	1,266	1,106
Redeemed	(5,181)	(10,382)

Net Increase (Decrease) in Shares Outstanding	21,063	16,618

*Net of redemption fees of $100,000 and $93,000.

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

International Value Fund
	Six Months Ended	Year Ended October 31,			Jan. 1 to Oct. 31,	Year Ended December 31,
For a Share Outstanding Throughout Each Period	April 30, 2005	2004	2003	2002	2001*	2000	1999
Net Asset Value, Beginning of Period	$28.36	$24.54	$18.92	$20.57	$26.02	$29.13	$25.09
Investment Operations
Net Investment Income	.27	.48	.48	.29	.34	.55	.69
Net Realized and Unrealized Gain (Loss)
on Investments	2.32	3.80	5.43	(1.65)	(5.78)	(2.74)	4.74

Total from Investment Operations	2.59	4.28	5.91	(1.36)	(5.44)	(2.19)	5.43

Distributions
Dividends from Net Investment Income	(.48)	(.46)	(.29)	(.29)	(.01)	(.73)	(.66)
Distributions from Realized Capital Gains	—	—	—	—	—	(.19)	(.73)

Total Distributions	(.48)	(.46)	(.29)	(.29)	(.01)	(.92)	(1.39)

Net Asset Value, End of Period	$30.47	$28.36	$24.54	$18.92	$20.57	$26.02	$29.13

Total Return**	9.16%	17.68%	31.72%	-6.81%	-20.91%	-7.48%	21.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,024	$2,218	$1,511	$1,086	$770	$835	$1,045
Ratio of Total Expenses to
Average Net Assets†	0.52%††	0.56%	0.62%	0.65%	0.64%††	0.53%	0.59%
Ratio of Net Investment Income to
Average Net Assets	2.07%††	1.99%	2.46%	1.80%	1.93%††	1.94%	2.54%
Portfolio Turnover Rate	22%††	74%	27%	26%	37%	78%	41%

*The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
†Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.02%, 0.04%, 0.03%, 0.01%, (0.04%), and (0.04%).
††Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses S&P ASX 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index, and Topix Index futures contracts to a limited extent, with the objective of maintaining full exposure to the European and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to open futures contracts. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Hansberger Global Investors, Inc., and, Sanford C. Bernstein & Co., LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Hansberger Global Investors, Inc., is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. The basic fee for Sanford C. Bernstein & Co., LLC, is subject to quarterly adjustments based on performance since February 1, 2005, relative to the Morgan Stanley Capital International All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the fund’s average net assets before a decrease of $75,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2005, the fund had contributed capital of $391,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.39% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2005, these arrangements reduced the fund’s management and administrative expenses by $217,000 and custodian fees by $12,000. The total expense reduction represented an effective annual rate of 0.02% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the six months ended April 30, 2005, the fund realized net foreign currency losses of $1,895,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2004, the fund had available realized losses of $11,299,000 to offset future net capital gains through October 31, 2010.

At April 30, 2005, net unrealized appreciation of investment securities for tax purposes was $450,962,000, consisting of unrealized gains of $504,429,000 on securities that had risen in value since their purchase and $53,467,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2005, the aggregate settlement value of open futures contracts expiring in June 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
Dow Jones EURO STOXX 50 Index	1,191	$44,557	$(1,810)
FTSE 100 Index	315	28,810	(1,009)
Topix Index	200	21,415	(1,295)
S&P ASX 200 Index	102	7,935	(535)

At April 30, 2005, the fund had open forward currency contracts to receive and deliver currencies as follows:

	(000)
	Contract Amount				Unrealized Appreciation
Contract Settlement Date	Receive		Deliver		(Depreciation)
6/22/2005	EUR	26,988	USD	34,888	$(1,427)
6/22/2005	GBP	15,637	USD	29,796	(177)
6/15/2005	JPY	2,381,764	USD	22,780	(171)
6/22/2005	AUD	10,853	USD	8,445	(115)

AUD-Australian dollar.
EUR-euro.
GBP-British pound.
JPY-Japanese yen.
USD-U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency gains of $44,000 resulting from the translation of other assets and liabilities at April 30, 2005.

F. During the six months ended April 30, 2005, the fund purchased $884,062,000 of investment securities and sold $283,469,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2005, was $345,795,000, for which the fund held cash collateral of $364,212,000.

ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee or the 2% fee assessed on redemptions of shares held for less than two months. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Six Months Ended April 30, 2005
International Value Fund	Beginning Account Value 10/31/2004	Ending Account Value 4/30/2005	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,091.64	$2.70

Based on Hypothetical
5% Yearly Return	1,000.00	1,022.22	2.61

*These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.52%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

TRUSTEES RENEW ADVISORY AGREEMENT

The board of trustees of Vanguard International Value Fund has renewed its investment advisory agreement with Sanford C. Bernstein & Co., LLC (Bernstein), the fund’s investment advisor. The board determined that the retention of Bernstein was in the best interests of the fund and its shareholders. The board will review the investment advisory agreement with the fund’s other advisor—Hansberger Global Investors—at a later date in 2005.

The board decided to renew the agreement with Bernstein based upon its most recent evaluation of Bernstein’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of investment management and the investment depth and stability of the firm. Bernstein, a unit of Alliance Capital Management L.P., is stable and diverse. Bernstein’s International Value team manages more than $60 billion in assets. Portfolio managers Henry S. D’Auria, CFA, and Kevin F. Simms, CFA, have worked in investment management since 1983 and 1992, respectively. They have advised a portion of the fund since 2004.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. Bernstein has carried out its investment strategy in disciplined fashion, and the results provided by Bernstein have been in line with expectations. The fund outperformed the average returns of its peer group and the MSCI EAFE Index over one-, five-, and ten-year periods. Information about the fund’s performance, including some of the data considered by the board, can be found in the “Performance Summary” section of this report.

COST

The fund’s expense ratio was far below the average expense ratio charged by funds in the fund’s peer group. The fund’s advisory fees were also well below the peer-group average. Information about the fund’s expense ratio appears in the “About Your Fund’s Expenses” section of this report as well as in the “Financial Statements” section, which also includes information about the advisory fee rate. The board did not consider profitability of Bernstein in determining whether to approve the advisory fee. Bernstein is an independent firm, and the advisory fee is the result of arm’s-length negotiations.

THE BENEFIT OF ECONOMIES OF SCALE

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for Bernstein. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Bernstein increase.

Bernstein’s advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

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THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland) Limited (investment management) (since November 2001), BKF Capital (investment management), The Jeffrey Co. (holding company), and CareGain, Inc. (health care management).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.

John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, PlainTalk , and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

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800-662-7447

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© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation,Distributor.

Q462 062005

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES EQUITY FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	June 14, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES EQUITY FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	June 14, 2005

VANGUARD TRUSTEES EQUITY FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	June 14, 2005

*By Power of Attorney. Filed on December 20, 2004, see File Number 002-14336. Incorporated by Reference.